SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported):    April 15, 1998


                       PUBLIC SERVICE COMPANY OF COLORADO
               (Exact Name of Registrant as Specified in Charter)



        Colorado                          1-3280                84-0296600
(State or Other Jurisdiction           (Commission            (IRS Employer
   of Incorporation)                   File Number)         Identification No.)

1225 17th Street, Suite 900, Denver, Colorado                    80202-5533
  (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code             (303) 571-7511


          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.   Other Events.

     Public Service Company of Colorado (the "Registrant") is filing herewith the following exhibit in connection with the offering of its First Collateral Trust Bonds, Series No. 6, 6% Bonds due 2003 by the Registrant pursuant to the registration statement of the Registrant and PSCO Capital Trust I on Form S-3, as amended (File No. 333-47485) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

                                Index to Exhibits

Exhibit
Number                                    Exhibit

1.1 Bond Purchase Contract, dated as of April 15, 1998, between the Registrant and Salomon Brothers Inc, as representative of the several purchasers named therein.




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



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PUBLIC SERVICE COMPANY OF COLORADO



Dated: April 28, 1998                        By: /s/ Paul J. Bonavia
						-------------------------------
                                                  Senior Vice President and
						  General Counsel


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


                                  Exhibit Index


      Exhibit
      Number                           Description

         1.1 Bond Purchase Contract, dated as of April 15, 1998, between the Registrant and Salomon Brothers Inc, as representative of the several purchasers named therein.


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